Supplement Dated August 30, 2001

AAL VARIABLE LIFE ACCOUNT I

dated March 1, 2001

AAL VARIABLE PRODUCT SERIES FUND, INC.

dated March 1, 2001 as supplemented July 5, 2001

The information below supplements the information in the above mentioned prospectuses.

On June 26, 2001, the Board of Directors of AAL gave initial approval to a merger with Lutheran Brotherhood, a fraternal benefit society headquartered in Minneapolis, Minnesota. The merger is subject to approval from several government agencies and certain other conditions. Among the conditions, Lutheran Brotherhood member delegates and the AAL Board must give final approval. The merger is expected to close on December 31, 2001.

AAL VARIABLE LIFE ACCOUNT I

  On page 4, insert the following into the section entitled " Definitions":

  “Good Order” - any request that is made upon the appropriate, fully completed and executed AAL form.

  On page 3, in the section entitled "Definitions":

  The term and definition for "written request" are deleted from the glossary.

  On page 20, the following is added to the subsection entitled "Surrender":

  To completely surrender your Certificate and receive your cash surrender value or partial withdrawal, you must submit a signed AAL surrender form to our service center. The surrender or withdrawal will not be processed until we receive your surrender request in Good Order. (“Good Order” is defined as any request that is made upon the appropriate, fully completed and executed AAL form.) You may obtain a form by contacting your AAL representative or calling our service center at (800) 225-5225. We will not accept telephone requests for full surrenders.

  On page 27 insert the following subsection:

Variation or Reduction of Charges

AAL will offer discounts for AAL employees. AAL may vary the charges and other terms of the Certificates if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Certificate owners. Variations may occur in certificates sold to members of a class of associated individuals, an employer or other entities representing an associated class.

AAL VARIABLE PRODUCT SERIES FUND, INC.

On page 45 and 46, under the section entitled “Portfolio Managers,” the portfolio manager has changed to the following:

AAL Small Cap Index
AAL Mid Cap Index
AAL Large Company Index

Timothy C. Utecht, CFA, Portfolio Manager

Timothy C. Utecht has managed the day-to-day portfolio investments since August 30, 2001. For the last five years, Mr. Utecht was an equity analyst for AAL Capital Management Corporation. Initially, Mr. Utecht was responsible for industry and sector analysis and serving as the primary analyst for the AAL Equity Income Fund for the last three years.

Please retain this supplement with your prospectuses.